UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 30, 2015
Date of Report (date of earliest event reported)

GIGOPTIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive
San Jose, CA 95134
(Address of principal executive offices)

(408) 522-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this report is to amend the Current Report on Form 8-K filed by GigOptix, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on October 2, 2015 (the “Original Report”), which reported the completion of the acquisition of all of the outstanding shares of Terasquare Co., Ltd. (“Terasquare”) from the former stockholders of Terasquare (the “Terasquare Acquisition”) on September 30, 2015. This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and supplements the disclosure to include the audited and unaudited financial statements and information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Audited Financial Statements of Terasquare as of December 31, 2014 and 2013 and for each of the two years in the period ended December 31, 2014 are included in this Form 8-K/A as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference. The Unaudited Interim Financial Statements of Terasquare as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 are included in this Form 8-K/A as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of the Company and Terasquare as of June 28, 2015, and the Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Terasquare for the year ended December 31, 2014 and for six months ended June 28, 2015, all giving pro forma effect to the Company’s acquisition of Terasquare, are included in this Form 8-K/A as Exhibit 99.3 and are incorporated into this Item 9.01(b) by reference.

(d)	Exhibits

23.1	Consent of Yeil Accounting Corporation independent auditors.

99.1
Audited consolidated financial statements of Terasquare Co., Ltd. as of December 31, 2014 and 2013 and for each of the two years in the period ended December 31, 2014 and Independent Auditor’s Report, therein.

99.2	Unaudited condensed interim consolidated financial statements of Terasquare Co., Ltd. as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.3
Unaudited pro forma condensed combined balance sheet of the Company and Terasquare as of June 28, 2015 and unaudited pro forma condensed combined statements of operations of the Company and Terasquare for the year ended December 31, 2014 and for six months ended June 28, 2015, all giving pro forma effect to the Company’s acquisition of Terasquare.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

	By:	/s/ Dr. Avi Katz
		Name:	Dr. Avi Katz
		Title:	Chief Executive Officer
Date: December 7, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Yeil Accounting Corporation independent auditors.

99.1
Audited consolidated financial statements of Terasquare Co., Ltd. as of December 31, 2014 and 2013 and for each of the two years in the period ended December 31, 2014 and Independent Auditor’s Report, therein.

99.2	Unaudited condensed interim consolidated financial statements of Terasquare Co., Ltd. as of June 30, 2015 and for the six months ended June 30, 2015 and 2014

99.3
Unaudited pro forma condensed combined balance sheet of the Company and Terasquare as of June 28, 2015 and unaudited pro forma condensed combined statements of operations of the Company and Terasquare for the year ended December 31, 2014 and for six months ended June 28, 2015, all giving pro forma effect to the Company’s acquisition of Terasquare.